                                  SCHEDULE 14A
                   INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

    Filed by the Registrant /X/
    Filed by a party other than the registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       The First Commonwealth Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                       The First Commonwealth Fund, Inc.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rule 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     1) Amount previously paid:
        ------------------------------------------------------------------------
     2) Form, schedule or registration statement no.:
        ------------------------------------------------------------------------
     3) Filing party:
        ------------------------------------------------------------------------
     4) Date filed:
        ------------------------------------------------------------------------

           [LOGO]
                                                      800 Scudders Mill Road
                                                      Plainsboro, New Jersey
                                                      08536
                                                      (609) 282-4600


                                                                January 18, 1996


Dear Shareholder:


    The Annual Meeting of Shareholders is to be held at 1:00 p.m. on Thursday, March 14, 1996, at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. A Proxy Statement regarding the meeting, proxy card for your vote at the meeting and an envelope -- postage prepaid -- in which to return your proxy are enclosed.


    At the Annual Meeting, the holders of the Fund's common stock will elect the Fund's Class I Directors, the holders of the Fund's preferred stock will vote separately as a single class to elect two additional Directors, and the holders of both common and preferred stock will consider the ratification of the selection of Price Waterhouse LLP as independent public accountants and a proposal to amend the Fund's charter documents to decrease the liquidation value of the Fund's shares of preferred stock, Series W-7, in order to effect a stock split of such shares. In addition, the shareholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a shareholder.

    Your Directors recommend that the shareholders vote in favor of each of the foregoing matters.

SIR RODEN CUTLER                                LAURENCE S. FREEDMAN
CHAIRMAN                                        PRESIDENT

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO AS TO ASSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDING.

                 (This page has been left blank intentionally.)

                       THE FIRST COMMONWEALTH FUND, INC.
                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 14, 1996

                            ------------------------


NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The First Commonwealth Fund, Inc. (the "Fund") will be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York on March 14, 1996, at 1:00 p.m. for the following purposes:



    (1) To elect five Directors to serve as Class I Directors for a three year term;


    (2) To elect two Directors to represent the interests of the holders of preferred stock for the ensuing year;

    (3) To ratify the selection of Price Waterhouse LLP as independent public accountants of the Fund for the fiscal year ending October 31, 1996;

    (4) To amend the Fund's charter documents to decrease the liquidation value of the shares of preferred stock, Series W-7, in order to effect a stock split of such shares; and

    (5) To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on January 2, 1996 as the record date for the determination of shareholders entitled to vote at the meeting or any adjournment thereof.

                                          By Order of the Board of Directors,

                                          Roy M. Randall, SECRETARY


New York, New York
January 18, 1996


    IMPORTANT: YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY MAY SAVE THE FUND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ASSURE A QUORUM AT THE MEETING. THE ENCLOSED PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

                 (This page has been left blank intentionally.)

                                PROXY STATEMENT
                       THE FIRST COMMONWEALTH FUND, INC.
                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536
                             ---------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 14, 1996

                            ------------------------

                                  INTRODUCTION


    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The First Commonwealth Fund, Inc. (the "Fund"), a Maryland corporation, to be voted at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York on March 14, 1996, at 1:00 p.m. The approximate mailing date for this Proxy Statement is January 18, 1996.


    All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies submitted by holders of the Fund's common stock will be voted in FAVOR of Proposals 1, 3 and 4 and proxies submitted by holders of the Fund's preferred stock will be voted in FAVOR of Proposals 2, 3 and 4. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund (addressed to the Fund, in care of Tritech Services, P.O. Box 44400, New Brunswick, New Jersey 08944-4400).

    The following table indicates which class of the Fund's shareholders is being solicited with respect to each Proposal to be considered at the Meeting.

                                                                                           SOLICITATION OF VOTE OF
                                                               SOLICITATION OF VOTE OF            PREFERRED
                                                                        COMMON                   STOCKHOLDERS
                                                                     STOCKHOLDERS                (SERIES W-7)
                                                              --------------------------  --------------------------
PROPOSAL 1:
Election of Class I Directors                                            Yes                          No
PROPOSAL 2:
Election of Preferred Directors                                           No                         Yes
PROPOSAL 3:
Selection of Independent Public Accountants                              Yes                         Yes
PROPOSAL 4:
Amendment to Charter                                                     Yes                         Yes

    The Board of Directors has fixed the close of business on January 2, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held. As of January 2, 1996, the Fund had 9,266,209 shares of common stock, par value $0.001 per share, outstanding and 600 shares of Auction Market Preferred Stock, Series W-7, par value $0.001 per share, outstanding. To the best knowledge of management of the Fund, as of the record date no persons or group beneficially owned more than five percent of the outstanding shares of common or preferred stock of the Fund.


    The Board of Directors of the Fund knows of no business other than that mentioned in the Notice of the Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

    The Fund will furnish, without charge, a copy of the Fund's annual report for its fiscal year ended October 31, 1995 to any Fund shareholder upon request. To request a copy please call or write to the Fund's Administrator, Princeton Administrators, Inc., at 800 Scudders Mill Road, Plainsboro, New Jersey 08536,
Telephone: 1-800-543-6217.

                   PROPOSAL 1: ELECTION OF CLASS I DIRECTORS


    The Fund's Articles of Incorporation provide that the Board of Directors to be elected by holders of the Fund's common stock will be divided into three classes, as nearly equal in number as possible, each of which, after a transition period, will serve for three years with one class being elected each year. Each year the term of office of one class will expire. David Lindsay Elsum, Laurence S. Freedman, Michael R. Horsburgh, David Manor and E. Duff Scott, Directors who were elected to serve until the Meeting, have been nominated for a three year term to expire at the Annual Meeting of Shareholders to be held in 1999 and until their successors are duly elected and qualified. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.


    It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below as Class I Directors for the indicated three-year term. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend.

    The following table sets forth certain information concerning each nominee for election as a Director and each Director of the Fund. Each of the nominees is currently a Director of the Fund.

                                                                                                                    SHARES OF
                                                                                                                     COMMON
                                                                                                                      STOCK
                                                                                                                  BENEFICIALLY
                                                                                                                    OWNED AND
                                                PRESENT OFFICE WITH THE FUND,                                      % OF TOTAL
      NAME AND ADDRESS                             PRINCIPAL OCCUPATION OR                            DIRECTOR     OUTSTANDING
OF EACH DIRECTOR OR NOMINEE                     EMPLOYMENT AND DIRECTORSHIPS                     AGE   SINCE     ON 10/31/95(1)
----------------------------  -----------------------------------------------------------------  ---  --------  -----------------
                                                             CLASS I
                  (CURRENT DIRECTORS AND NOMINEES FOR A TERM EXPIRING AT THE ANNUAL MEETING TO BE HELD IN 1999)

David Lindsay Elsum++         Director, The First Australia Fund, Inc. (since 1985), The First   58     1992           --
9 May Grove                   Australia Prime Income Fund, Inc. (since 1986) and First
South Yarra, Victoria 3141    Australia Prime Income Investment Company Limited (since 1986);
Australia                     Director, MaxiLink Ltd.; President, State Superannuation Fund of
                              Victoria (1986-1993); Managing Director, The MLC Limited
                              (insurance) (1984-1985); Managing Director, Renison Goldfields
                              Consolidated Limited (mining) (1983-1984); Member, Administrative
                              Appeals Tribunal; Member, Corporations and Securities Panel of
                              the Australian Securities Commission of Australian States and
                              Territories; Chairman, Queen Victoria Market; Director, First
                              Resources Development Fund and Statewide Friendly Society.

                                                                                                                    SHARES OF
                                                                                                                     COMMON
                                                                                                                      STOCK
                                                                                                                  BENEFICIALLY
                                                                                                                    OWNED AND
                                                PRESENT OFFICE WITH THE FUND,                                      % OF TOTAL
      NAME AND ADDRESS                             PRINCIPAL OCCUPATION OR                            DIRECTOR     OUTSTANDING
OF EACH DIRECTOR OR NOMINEE                     EMPLOYMENT AND DIRECTORSHIPS                     AGE   SINCE     ON 10/31/95(1)
----------------------------  -----------------------------------------------------------------  ---  --------  -----------------
Laurence S. Freedman*         President of the Fund (since 1992); Sole Vice President and        52     1992           --
Level 3                       Director (since 1985) and Chairman (since 1995), The First
190 George Street             Australia Fund, Inc.; Sole Vice President and Director (since
Sydney, N.S.W. 2000           1986) and Chairman (since 1995), The First Australia Prime Income
Australia                     Fund, Inc.; Joint Managing Director, First Australia Prime Income
                              Investment Company Limited (since 1986); Founder and Joint
                              Managing Director, EquitiLink Limited (since 1986); Joint
                              Managing Director, EquitiLink Australia Limited (since 1981);
                              Director, EquitiLink International Management Limited (since
                              1985); Chairman and Joint Managing Director, MaxiLink Limited
                              (since 1987); Executive Director, MaxiLink Securities Limited
                              (since 1987); Chairman and Director, First Resources Development
                              Fund Limited (since 1994); Director, Ten Group Limited (since
                              1994); Director, Telecasters North Queensland Limited (since
                              1993); Managing Director, Link Enterprises (International) Pty.
                              Limited (an investment management company) (since 1980); Manager of Investments, Bankers Trust Australia Limited (1978-1980);
                              Investment Manager, Consolidated Goldfields (Australia) Limited
                              (natural resources investments).

                                                                                                                    SHARES OF
                                                                                                                     COMMON
                                                                                                                      STOCK
                                                                                                                  BENEFICIALLY
                                                                                                                    OWNED AND
                                                PRESENT OFFICE WITH THE FUND,                                      % OF TOTAL
      NAME AND ADDRESS                             PRINCIPAL OCCUPATION OR                            DIRECTOR     OUTSTANDING
OF EACH DIRECTOR OR NOMINEE                     EMPLOYMENT AND DIRECTORSHIPS                     AGE   SINCE     ON 10/31/95(1)
----------------------------  -----------------------------------------------------------------  ---  --------  -----------------
Michael R. Horsburgh          Director, The First Australia Fund, Inc. (since 1985); Director,   50     1994           --
675 Third Avenue              The First Australia Prime Income Fund, Inc. (since 1986);
22nd Floor                    Director and Chief Executive Officer, Horsburgh Carlson
New York, NY 10017            Investment Management, Inc. (since 1991); Director, The First
                              Hungary Fund; Managing Director, Barclays de Zoete Wedd
                              Investment Management (U.S.A.) (1990-1991); Special Associate
                              Director, Bear, Stearns & Co. Inc. (1989-1990); Senior Managing
                              Director, Bear, Stearns & Co. Inc. (1985-1989); General Partner,
                              Bear, Stearns & Co. Inc. (1981-1985); previously, Limited
                              Partner, Bear, Stearns & Co. Inc.
David Manor*                  Treasurer and Director of the Fund and The First Australia Prime   55     1992           --
Level 3                       Income Fund, Inc. (since 1987); Treasurer of The First Australia
190 George Street             Fund, Inc. (since 1987) and First Australia Prime Income
Sydney, N.S.W. 2000           Investment Company Limited (since 1987); Executive Director,
Australia                     EquitiLink Australia Limited and EquitiLink Limited (since 1986);
                              Director, EquitiLink International Management Limited (since
                              1987) and EquitiLink U.S.A., Inc.

                                                                                                                    SHARES OF
                                                                                                                     COMMON
                                                                                                                      STOCK
                                                                                                                  BENEFICIALLY
                                                                                                                    OWNED AND
                                                PRESENT OFFICE WITH THE FUND,                                      % OF TOTAL
      NAME AND ADDRESS                             PRINCIPAL OCCUPATION OR                            DIRECTOR     OUTSTANDING
OF EACH DIRECTOR OR NOMINEE                     EMPLOYMENT AND DIRECTORSHIPS                     AGE   SINCE     ON 10/31/95(1)
----------------------------  -----------------------------------------------------------------  ---  --------  -----------------
E. Duff Scott+                Director, First Australia Prime Income Investment Company Limited  59     1992           --
Suite 400                     (since 1989); President, Multibanc Financial Corporation and
70 University Avenue          Multibanc NT Financial Corporation (investment holding companies)
Toronto, Ontario M5J 2M4      (since 1990); Chairman, QLT Phototherapeutics
Canada                        (biopharmaceuticals) (since 1991); Chairman, Prudential-Bache
                              Securities Canada (investment banking) (1988-1990); Chairman, The
                              Toronto Stock Exchange (1987-1989); Chairman, Peoples Jewelers
                              Corporation (retail jeweler) (1993-present).

                                                                                                                    SHARES OF
                                                                                                                     COMMON
                                                                                                                      STOCK
                                                                                                                  BENEFICIALLY
                                                                                                                    OWNED AND
                                                PRESENT OFFICE WITH THE FUND,                                      % OF TOTAL
      NAME AND ADDRESS                             PRINCIPAL OCCUPATION OR                            DIRECTOR     OUTSTANDING
OF EACH DIRECTOR OR NOMINEE                     EMPLOYMENT AND DIRECTORSHIPS                     AGE   SINCE     ON 10/31/95(1)
----------------------------  -----------------------------------------------------------------  ---  --------  -----------------
                                CLASS II (TERM EXPIRING AT THE ANNUAL MEETING TO BE HELD IN 1997)
Rt. Hon. Malcolm Fraser,      Director, The First Australia Fund, Inc. (since 1985), The First   65     1992           --
A.C., C.H.+                   Australia Prime Income Fund, Inc. (since 1986) and First
55 Collins Street             Australia Prime Income Investment Company Limited (since 1986);
Melbourne, Victoria 3000      Partner, Nareen Pastoral Company (agriculture); Fellow, Center
Australia                     for International Affairs, Harvard University; International
                              Council of Associates, Claremont University; Chairman, CARE
                              Australia (since 1987); President, CARE International
                              (1990-1995); Member, Byrnes International Advisory Board,
                              University of South Carolina (1985-1990); ANZ International Board
                              of Advice (1987-1993); InterAction Council for Former Heads of
                              Government; Co-Chairman, Commonwealth Eminent Persons Group on
                              Southern Africa (1985-1986); Chairman, United Nations Committee
                              on African Commodity Problems (1989-1990); Consultant, The
                              Prudential Insurance Company of America; International Consultant
                              on Political, Economic and Strategic Affairs (since March 1983);
                              Parliamentarian -- Prime Minister of Australia (1975-1983).

                                                                                                                    SHARES OF
                                                                                                                     COMMON
                                                                                                                      STOCK
                                                                                                                  BENEFICIALLY
                                                                                                                    OWNED AND
                                                PRESENT OFFICE WITH THE FUND,                                      % OF TOTAL
      NAME AND ADDRESS                             PRINCIPAL OCCUPATION OR                            DIRECTOR     OUTSTANDING
OF EACH DIRECTOR OR NOMINEE                     EMPLOYMENT AND DIRECTORSHIPS                     AGE   SINCE     ON 10/31/95(1)
----------------------------  -----------------------------------------------------------------  ---  --------  -----------------
William J. Potter+++          Director, The First Australia Fund, Inc. (since 1985), The First   47     1992           --
156 W. 56th Street            Australia Prime Income Fund, Inc. (since 1986) and First
17th Floor                    Australia Prime Income Investment Company Limited (since 1986);
New York, NY 10019            Partner, Sphere Capital Partners (corporate consulting) (since
                              1989); President, Ridgewood Partners, Ltd. (investment banking)
                              (since 1989); Managing Director, Prudential-Bache Securities Inc.
                              (1984-1989); Director, National Foreign Trade Association;
                              Director, Alexandria Bancorp Limited; Director, Battery
                              Technologies, Inc.; Director, Compuflex Inc.; Director, Impulsora
                              del Fondo Mexico; Director, Canadian Health Foundation; First
                              Vice President, Barclays Bank, plc (1982-1984); previously, various positions with Toronto Dominion Bank.
Peter D. Sacks++              Director, The First Australia Prime Income Fund, Inc. (since       50     1992           --
33 Yonge Street               1993); President and Director, Toron Capital Markets, Inc.
Suite 706                     (currency, interest rate and commodity risk management) (since
Toronto, Ontario M5E 1G4      1988); Director, Toron Capital Management Ltd. (commodity trading
Canada                        adviser) (since 1994); Vice President and Treasurer, Midland Bank
                              Canada (1987-1988); Vice President and Treasurer, Chase Manhattan
                              Bank of Canada (1985-1987).

                                                                                                                    SHARES OF
                                                                                                                     COMMON
                                                                                                                      STOCK
                                                                                                                  BENEFICIALLY
                                                                                                                    OWNED AND
                                                PRESENT OFFICE WITH THE FUND,                                      % OF TOTAL
      NAME AND ADDRESS                             PRINCIPAL OCCUPATION OR                            DIRECTOR     OUTSTANDING
OF EACH DIRECTOR OR NOMINEE                     EMPLOYMENT AND DIRECTORSHIPS                     AGE   SINCE     ON 10/31/95(1)
----------------------------  -----------------------------------------------------------------  ---  --------  -----------------
Brian M. Sherman*             Sole Vice President (since 1992) and Chairman (since 1995) of the  52     1992           --
Level 3                       Fund; President and Director, The First Australia Fund, Inc.
190 George Street             (since 1985) and The First Australia Prime Income Fund, Inc.
Sydney, N.S.W. 2000           (since 1986); Joint Managing Director (since 1986) and Chairman
Australia                     (since 1995), First Australia Prime Income Investment Company
                              Limited; Chairman and Joint Managing Director, EquitiLink Limited
                              (since 1986); Chairman and Joint Managing Director, EquitiLink
                              Australia Limited (since 1981); Director, EquitiLink
                              International Management Limited (since 1985); Joint Managing
                              Director, MaxiLink Limited (since 1987); Executive Director,
                              MaxiLink Securities Limited (since 1987); Director, First
                              Resources Development Fund Limited (since 1994); Director, Ten
                              Group Limited (since 1994); Director, Telecasters North
                              Queensland Limited (since 1993); Fund and Portfolio Manager,
                              Westpac Banking Corporation (1976-1981); Manager -- Investments,
                              Outwich Limited (an affiliate of Baring Brothers & Co. Ltd.)
                              (merchant bank) (1972-1976).

                                                                                                                    SHARES OF
                                                                                                                     COMMON
                                                                                                                      STOCK
                                                                                                                  BENEFICIALLY
                                                                                                                    OWNED AND
                                                PRESENT OFFICE WITH THE FUND,                                      % OF TOTAL
      NAME AND ADDRESS                             PRINCIPAL OCCUPATION OR                            DIRECTOR     OUTSTANDING
OF EACH DIRECTOR OR NOMINEE                     EMPLOYMENT AND DIRECTORSHIPS                     AGE   SINCE     ON 10/31/95(1)
----------------------------  -----------------------------------------------------------------  ---  --------  -----------------
                               CLASS III (TERM EXPIRING AT THE ANNUAL MEETING TO BE HELD IN 1998)
Sir Roden Cutler, V.C.,       Director, The First Australia Fund, Inc. (since 1985), The First   79     1992           --
A.K.,                         Australia Prime Income Fund, Inc. (since 1986) and First
K.C.M.G., K.C.V.O., C.B.E.,   Australia Prime Income Investment Company Limited (since 1986);
K.St.J.                       Australia Director, Rothmans Holding Ltd. (formerly Rothmans Pall
22 Ginahgulla Road            Mall) (tobacco) (1981-1994); Chairman, State Bank of New South
Bellevue Hill, N.S.W. 2023    Wales (1981-1986); Governor of New South Wales, Australia
Australia                     (1966-1981).
Michael Gleeson-White, A.O.*  Director, First Australia Prime Income Investment Company Limited  70     1992           --
9a Wellington Street          (since 1986); Director, MaxiLink Limited (since 1987);
Woollahra, N.S.W. 2025        Consultant, EquitiLink Limited (since 1990); Chairman, Bank of
Australia                     Singapore (Australia) Limited (1987-1990).

                                                                                                                    SHARES OF
                                                                                                                     COMMON
                                                                                                                      STOCK
                                                                                                                  BENEFICIALLY
                                                                                                                    OWNED AND
                                                PRESENT OFFICE WITH THE FUND,                                      % OF TOTAL
      NAME AND ADDRESS                             PRINCIPAL OCCUPATION OR                            DIRECTOR     OUTSTANDING
OF EACH DIRECTOR OR NOMINEE                     EMPLOYMENT AND DIRECTORSHIPS                     AGE   SINCE     ON 10/31/95(1)
----------------------------  -----------------------------------------------------------------  ---  --------  -----------------
John T. Sheehy++              Director, The First Australia Fund, Inc. (since 1985), The First   53     1992           --
6920 Koll Center Parkway      Australia Prime Income Fund, Inc. (since 1986) and First
Suite 225                     Australia Prime Income Investment Company Limited (since 1986);
Pleasanton, CA 94566          Director, Greater Pacific Food Holdings, Inc. (food industry investment company) (since 1993); Partner, Sphere Capital
                              Partners (corporate consulting) (since 1987); Director, Sphere
                              Capital Advisors (investment adviser); Director, Sandy
                              Corporation (corporate consulting, communication and training)
                              (since 1986); Associate Director, Bear, Stearns & Co. Inc.
                              (1985-1987); previously, Limited Partner, Bear, Stearns & Co.
                              Inc.
Warren C. Smith               Director, First Australia Prime Income Investment Company          40     1992           --
1002 Sherbrooke St. West      Limited; Editor, BCA Publications Ltd. (financial publications,
Montreal, Quebec H3A 3L6      including The Bank Credit Analyst) (since 1982).
Canada

------------------------
 * Directors considered by the Fund and its counsel to be persons who are "interested persons" (which as used in this Proxy Statement is as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment manager or investment adviser. Messrs. Freedman, Sherman, Manor and Gleeson-White are deemed to be interested persons because of their affiliation with the Fund's investment manager and investment adviser, or because they are officers of the Fund or both.

 +  Messrs. Fraser, Potter and Scott are members of the Audit Committee.

 ++ Messrs. Elsum, Potter, Sacks and Sheehy  are members of the Contract  Review
    Committee.


(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors and nominees. No shares of the Fund's common stock or preferred stock are owned by the Directors.

    Please also see the information contained below under the heading "Further Information Regarding Directors and Officers."


    The Board of Directors recommends that holders of common stock vote FOR the election of the five Class I nominees to the Fund's Board of Directors.


                  PROPOSAL 2:  ELECTION OF PREFERRED DIRECTORS

    The Fund has outstanding 600 shares of Auction Market Preferred Stock, Series W-7, with an aggregate liquidation preference of $30,000,000.

    Section 18 of the 1940 Act requires that the holders of any preferred shares, voting separately as a single class without regard to series, have the right to elect at least two Directors at all times. Dr. Anton E. Schrafl and Roger C. Maddock have been re-nominated to fill the two preferred stock Board seats and to represent exclusively the holders of all series of the Fund's preferred stock (the "Preferred Directors") and to serve as Preferred Directors until the Annual Meeting of Shareholders to be held in 1997. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

    It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below. The Board of Directors of the Fund knows of no reason why either of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the holders of preferred stock shall recommend, and if no such recommendations are made, such substituted nominees as the Board of Directors may recommend.

    The following table sets forth certain information concerning each of the nominees as a Preferred Director of the Fund.

                                                                                                                     SHARES OF
                                                                                                                       COMMON
                                                                                                                       STOCK
                                                                                                                    BENEFICIALLY
                                                                                                                     OWNED AND
     NAME AND ADDRESS                            PRESENT OFFICE WITH THE FUND,                                       % OF TOTAL
    OF EACH DIRECTOR OR                             PRINCIPAL OCCUPATION OR                              DIRECTOR   OUTSTANDING
          NOMINEE                                EMPLOYMENT AND DIRECTORSHIPS                       AGE   SINCE    ON 10/31/95(1)
---------------------------  ---------------------------------------------------------------------  ---  --------  --------------

Dr. Anton E. Schrafl         Director, First Australia Prime Income Investment Company Limited;     63     1993          --
Talstrasse 83                Deputy Chairman, "Holderbank" Financiere Glaris Ltd.; Director,
CH-8001 Zurich               Organogenesis, Inc.
Switzerland
Roger C. Maddock**           Director, The First Australia Fund, Inc. (since 1992) and The First    45     1992          --
Union House                  Australia Prime Income Fund, Inc. (since 1992); Chairman and Managing
Union Street                 Director, EquitiLink International Management Limited (since 1985);
St. Helier, Jersey           Partner, Jackson Fox, Chartered Accountants (since 1981); Director,
Channel Islands              Worthy Trust Company Limited (since 1981); Director, Professional
United Kingdom               Consultancy Services Limited (since 1983); Director, Hollywell
                             Spring, Limited (since 1987); Director, The EquitiLink Private Gold
                             Investment Fund Limited (since 1992); Director, CentraLink-EquitiLink
                             Investment Company Limited (since September 1994).

------------------------
 ** Director considered by the Fund and its counsel to be an "interested person"
    (which as used in this Proxy Statement is as defined in the 1940 Act) of the Fund or of the Fund's investment advisers. Mr. Maddock is deemed to be an interested person because of his affiliation with the Fund's investment manager.

(1) As of October 31, 1995, the Preferred Directors of the Fund as a group owned no shares of the Fund's common or preferred stock.

    Please also see the information contained below under the heading "Further Information Regarding Directors and Officers."

    The Board of Directors recommends that the holders of preferred stock vote FOR the election of the two nominees as Preferred Directors to the Fund's Board of Directors.

            PROPOSAL 3:  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Price Waterhouse LLP, independent public accountants, to examine the financial statements of the Fund for the fiscal year ending October 31, 1996. Such appointment is now subject to ratification or rejection by the shareholders of the Fund.

    Audit services performed by Price Waterhouse LLP during the most recent fiscal year included examination of the financial statements of the Fund, services related to filings with the Securities and Exchange Commission and consultation on matters performed by such firm related to the preparation and filing of tax returns. The Fund knows of no direct or indirect financial interest of such firm in the Fund.

    Representatives of Price Waterhouse LLP are expected to be present at the Meeting and will have the opportunity to respond to questions from shareholders and to make a statement if they so desire.

    The Board of Directors recommends that shareholders vote FOR ratification of the selection of Price Waterhouse LLP as independent public accountants for the fiscal year ending October 31, 1996.

     PROPOSAL 4: AMENDMENT OF THE FUND'S CHARTER DOCUMENTS TO DECREASE THE LIQUIDATION VALUE OF THE FUND'S SHARES OF PREFERRED STOCK, SERIES W-7, IN ORDER
                            TO EFFECT A STOCK SPLIT

    The Fund's Board of Directors has determined that it would be in the Fund's best interest to amend the Fund's charter documents to reduce the liquidation value of each share of preferred stock, Series W-7, from $50,000 to $25,000 in order to effect a two for one stock split. If the proposal is approved, it is the intention of the Board of Directors to declare a split of each share of the Fund's Series W-7 preferred stock, liquidation value $50,000 per share into two shares of Series W-7 preferred stock, liquidation value $25,000 per share.

    The Fund's Board of Directors has proposed this reduction in liquidation value and accompanying stock split in order to increase the potential universe of preferred stock investors, and to give these investors greater flexibility to tailor the size of their investment. If an increased number of potential investors is bidding at the auctions at which the dividend rate paid by the Fund with respect to the preferred stock is determined, the dividend rates paid by the Fund to the preferred stockholders may be lower than they would be if a smaller pool of investors is bidding at the auctions.

    If the proposed stock split is effected, the Fund's common stockholders should not be affected, except to the extent that the Fund may benefit from a reduction in the dividends paid with respect to its preferred stock. Preferred stockholders would have the option of investing in increments of $25,000, rather than $50,000 and thus would have greater flexibility and liquidity with respect to their investment.

    The proposed amendment to the Fund's charter documents is attached hereto as Appendix A. In the opinion of Dechert Price & Rhoads, the proposed amendment does not constitute a reorganization within the meaning of Section 2(a)(33) of the 1940 Act or give rise to a separate class vote by holders of preferred stock pursuant to Section 18(a)(2)(D) of the 1940 Act.



    The Board of Directors recommends that shareholders vote FOR the amendment to the Fund's charter documents (the form of which is set forth in Appendix A hereto) as described above to decrease the liquidation value of the Fund's preferred stock, series W-7, in order to effect a stock split.


                                 OTHER MATTERS

    The Board of Directors knows of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy form to vote such proxies on such matters in accordance with their best judgment.

              FURTHER INFORMATION REGARDING DIRECTORS AND OFFICERS


    COMMITTEES AND BOARD OF DIRECTORS MEETINGS. The Board of Directors has a standing Audit Committee, which consists of certain Directors who are not interested persons of the Fund as defined in the 1940 Act. The principal purpose of the Audit Committee is to review the scope and results of the annual audit conducted by the Fund's independent public accountants and the evaluation by such accountants of the accounting procedures followed by the Fund. The Board of Directors also has a standing Contract Review Committee that reviews and makes recommendations to the Board with respect to entering into, renewal or amendment of the Management Agreement, the Investment Adviser Agreement, the Trading and Consulting Agreement and the Administration Agreement. The Board of Directors does not have a standing nominating committee.


    During the Fund's fiscal year ended October 31, 1995, the Board of Directors held four meetings, the Audit Committee held two meetings and the Contract Review Committee held one meeting. Each of the Directors then in office attended at least 75% of the total number of the meetings of the Board of Directors and all the Committees of the Board on which he served, except Dr. Schrafl, who attended two of the four meetings of the Board of Directors.


    OFFICERS OF THE FUND. The officers of the Fund, all of whom serve at the pleasure of the Board of Directors and, with the exceptions of Mr. Sechos and Ms. Sananikone-Fletcher, all of whom have served the Fund since its inception, are as follows: Laurence S. Freedman (age 52), President; Brian M. Sherman (age
52), Sole Vice President;  David Manor (age  55); Ouma Sananikone-Fletcher  (age
37),  Assistant Vice  President-Chief Investment  Officer; Barry  G. Sechos (age
34), Assistant Treasurer; Roy M. Randall (age 59), Secretary; Allan S. Mostoff (age 63), Assistant Secretary; and Margaret A. Bancroft (age 57), Assistant Secretary.



    The respective principal occupations of the Fund's officers are as  follows:
Messrs. Freedman, Sherman and Manor shown above in the table of nominees and Directors under "Proposal 1: Election of Class I Directors"; Ouma Sananikone-Fletcher, Investment Director, EquitiLink Australia Limited (since 1994) and Executive Director, Banque Nationale de Paris (1986-1994); Barry G. Sechos, General Counsel to the EquitiLink Group (since
1993), Director, EquitiLink Australia Limited (since 1994) and Soliciter, Allen, Allen & Hemsley (1986-1993); Roy M. Randall, Partner of Freehill, Hollingdale & Page (Australian law firm); Allan S. Mostoff and Margaret A. Bancroft, Partners of Dechert Price & Rhoads (U.S. law firm).


    RELATIONSHIP OF DIRECTORS OR NOMINEES WITH THE INVESTMENT ADVISER AND THE INVESTMENT MANAGER. EquitiLink International Management Limited (the "Investment Manager") serves as investment manager to the Fund and EquitiLink Australia Limited (the "Investment Adviser") serves as investment adviser to the Fund pursuant to a management agreement dated February 20, 1992 and an investment advisory agreement dated February 20, 1992.

    The Investment Manager is a Jersey, Channel Islands corporation organized in October 1985 with its registered office located at Union House, Union Street, St. Helier, Jersey, Channel Islands. The Investment Adviser is a wholly owned subsidiary of EquitiLink Limited, an Australian corporation. The registered offices of both the Investment Adviser and EquitiLink Limited are located at Level 3, 190 George Street, Sydney, N.S.W., Australia. EquitiLink Limited is a public company whose ordinary shares are listed on the Australian Stock Exchange Limited.

    Messrs. Freedman, Manor and Sherman, all Directors of the Fund, serve as directors of the Investment Manager. Mr. Maddock, a Director of the Fund, is also chairman and managing director of the Investment Manager. In addition, Messrs. Freedman and Sherman are the principal shareholders of the Investment Manager. Mr. Gleeson-White, a director of the Fund and a Consultant to Equitilink Limited, and Mr. Manor are shareholders of the Investment Manager.

    Messrs. Freedman, Manor and Sherman also serve as, respectively, joint managing director, executive director, and joint managing director and chairman of the Investment Adviser. Messrs. Freedman and Sherman are the principal shareholders of Equitilink Limited; Messrs. Gleeson-White, Maddock and Manor are also shareholders of EquitiLink Limited.

    In a transaction effected on March 10, 1995, Transek Trust sold 13,689,944 shares of EquitiLink Limited to Transek Pty Limited, a wholly-owned subsidiary of the Investment Manager, at a price of $0.69 per share, as determined by an independent valuation, which price was paid in three installments. Messrs. Freedman and Sherman are the principal beneficiaries of Transek Trust, and as mentioned above, are also the principal shareholders of the Investment Manager, the parent of Transek Pty Limited.

    During the fiscal year ended October 31, 1995, Professional Consultancy Services Limited, a limited company organized under the laws of Jersey, Channel Islands, provided administrative services to the Investment Manager in connection with its activities on behalf of the Fund and other U.S. and foreign investment companies and entities in return for a fee in the amount of $930,000. Mr. Maddock is a director and principal shareholder of Professional Consultancy Services Limited.

    COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS. The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended October 31, 1995. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex. In the column headed "Total Compensation From Registrant and fund Complex Paid to Directors," the number in parentheses indicates the total number of boards in the fund complex on which the Director serves.

                               COMPENSATION TABLE
                           FISCAL YEAR ENDED 10/31/95


                                                                                                                          TOTAL
                                                                                          PENSION OR     ESTIMATED    COMPENSATION
                                                                         AGGREGATE        RETIREMENT       ANNUAL    FROM REGISTRANT
                                                                        COMPENSATION   BENEFITS ACCRUED   BENEFITS      AND FUND
                                                                            FROM          AS PART OF        UPON      COMPLEX PAID
NAME OF PERSON, POSITION                                                 REGISTRANT     FUND EXPENSES    RETIREMENT   TO DIRECTORS
----------------------------------------------------------------------  ------------   ----------------  ----------  ---------------
Sir Roden Cutler......................................................     $8,000            N/A            N/A        $29,250(3)
David Lindsay Elsum...................................................      8,000            N/A            N/A         29,250(3)
Laurence S. Freedman..................................................          0            N/A            N/A              0(3)
Rt. Hon. Malcolm Fraser...............................................      8,000            N/A            N/A         29,250(3)
Michael Gleeson-White.................................................          0            N/A            N/A              0(1)
Michael R. Horsburgh..................................................      8,000            N/A            N/A         29,250(3)
David Manor...........................................................          0            N/A            N/A              0(2)
William J. Potter.....................................................      8,000            N/A            N/A         29,250(3)
Peter D. Sacks........................................................      8,000            N/A            N/A         21,750(2)
E. Duff Scott.........................................................      8,000            N/A            N/A          8,000(1)
John T. Sheehy........................................................      8,000            N/A            N/A         29,250(3)
Brian M. Sherman......................................................          0            N/A            N/A              0(3)
Warren C. Smith.......................................................      8,000            N/A            N/A          8,000(1)
PREFERRED DIRECTORS:
Roger C. Maddock......................................................          0            N/A            N/A              0(3)
Dr. Anton E. Schrafl..................................................      8,000            N/A            N/A          8,000(1)


                             ADDITIONAL INFORMATION


    EXPENSES. The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers and employees of the Fund, the Investment Manager, the Investment Adviser or State Street Bank and Trust Company, the Transfer Agent of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal. Tritech Services ("Tritech") may be retained to assist in the solicitation of proxies. If retained, Tritech will be paid approximately $5,000 by the Fund and the Fund will reimburse Tritech for its related expenses.


    VOTING REQUIRED. The presence in person or by the proxy of shareholders entitled to cast a majority of the votes entitled to be cast is required to constitute a quorum for the transaction of business at the Meeting. Election of Class I Directors of the Board of Directors (Proposal 1) will require the affirmative vote of a majority of the holders of the outstanding common stock present or represented by proxy at the Meeting. Approval of the election of Preferred Directors of the Board of Directors (Proposal 2) will require the affirmative vote of the holders of a majority of the outstanding shares of preferred stock present or represented at the Meeting. Ratification of the selection of the independent public accountants (Proposal 3) will require the affirmative vote of the holders of a majority of the outstanding shares of both the common and preferred stock present or represented by proxy at the Meeting, voting together as a single class. Approval of the proposed amendment to the Fund's charter documents to decrease the liquidation value of the Fund's shares of preferred stock, Series W-7 (Proposal 4), will require the affirmative vote of the holders of a majority of the outstanding shares of both the common and preferred stock, voting together as a single class. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.


    SHAREHOLDER PROPOSALS. If a shareholder intends to present a proposal at the Annual Meeting of Shareholders of the Fund to be held in 1997 and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund by September 20, 1996.


                                          By Order of the Board of Directors,
                                          Roy M. Randall, SECRETARY


800 Scudders Mill Road
Plainsboro, New Jersey 08536
January 18, 1996

                                                                      APPENDIX A



                       THE FIRST COMMONWEALTH FUND, INC.
                    PROPOSED AMENDMENT TO CHARTER DOCUMENTS



    FIRST: The charter of The First Commonwealth Fund, Inc. (the "Corporation") is amended by splitting and changing each issued and outstanding share of Auction Market Preferred Stock, Series W-7, par value $.001 per share, liquidation preference $50,000 per share, into two issued and outstanding shares of Auction Market Preferred Stock of the same series, each unit with a par value of $.001 per share and a liquidation preference of $25,000 per share.



    SECOND: After the effective time of this amendment, each holder of any outstanding certificate or certificates representing shares of Auction Market Preferred Stock, Series W-7, par value $.01 per share, liquidation preference of $50,000 per share, may surrender same to the Corporation and receive in exchange therefore, a certificate or Certificates representing the number of whole shares of Auction Market Preferred Stock, par value $.001 per share, liquidation preference of $25,000 per share into which Series W-7 of Auction Market Preferred Stock of the Corporation shall have been split pursuant to these Articles of Amendment. Until so surrendered, any outstanding certificates for shares of Series W-7 of the Auction Market Preferred Stock of the Corporation shall be deemed evidence of ownership of the number of whole shares of Auction Market Preferred Stock of Series W-7, par value $.001 per share, liquidation preference of $25,000 per share into which such outstanding shares of the Corporation shall have been split in change pursuant to these Articles of Amendment and shall be subject to the changes hereunder to the Articles Supplementary.



    THIRD: The Articles Supplementary of the Corporation by which the Board of Directors has heretofore authorized the issuance of up to 1,500 shares of its authorized preferred stock, par value $.001 per share, liquidation preference $50,000 per share, designated Auction Market Preferred Stock, Series W-7 (sometimes herein the "Articles Supplementary") is amended, as of the effective date of this amendment by:



        (a) Striking from Article FIRST of the Articles Supplementary filed with the Maryland State Department of Assessments and Taxation on July 27, 1992, the clause "the issuance of one series of up to 1,500 shares of its authorized preferred stock, par value $.001 per share, liquidation preference $50,000 per share," and inserting in lieu thereof the clause ", the issuance of one series of up to 1,500 of its authorized preferred stock, par value $.001 per share, liquidation preference $25,000 per share," and



        (b) Amending each of the following sections of Article THIRD of the Articles Supplementary, creating Series W-7 of the Auction Market Preferred Stock under the heading DESIGNATION by deleting clauses "600 shares of preferred stock" and "$50,000 per share" and inserting in lieu thereof "1,200 shares of preferred stock" and "$25,000 per share"; and

        (c) In each of the following sections of the Articles Supplementary creating Series W-7 of Auction Market Preferred Stock the sum of $25,000 is inserted in lieu of "$50,000":



        1.  DEFINITIONS.
           "AMPS Basic Maintenance Amount,"
           "Dividend Coverage Amount"
           "Mandatory Redemption Price"
           "Optional Redemption Price"
           "Specific Redemption Provisions"



        2.  DIVIDENDS. (c)(ii)



        3.  LIQUIDATION RIGHTS.; and



        (d) In addition to the amendments to the Articles Supplementary specifically set forth above, said Articles Supplementary is hereby amended MUTATIS MUTANDIS to the extent necessary to give effect to the reduction of the per share liquidation preference from "$50,000" to "$25,000" and the related two to one split of the outstanding shares of Series W-7 of the Auction Market Preferred Stock set forth in Article First hereof.

COMMON STOCK


PROXY                   THE FIRST COMMONWEALTH FUND, INC.                  PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                ANNUAL MEETING OF SHAREHOLDERS -- MARCH 14, 1996


    The undersigned hereby appoints Sir Roden Cutler, Brian M. Sherman and Laurence S. Freedman, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of the common stock of The First Commonwealth Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Commonwealth Fund, Inc. to be held at Prudential Securities Incorporated, One Seaport Plaza, New York, New York, on March 14, 1996, at 1:00 p.m., New York City time, and any adjournment thereof.

    Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR items (1), (3) and (4).


1. The election of five directors to serve as Class I Directors for a three-year term:

     FOR all nominees listed below          WITHHOLD AUTHORITY
     (EXCEPT AS MARKED TO THE CONTRARY      TO VOTE FOR ALL NOMINEES LISTED
     BELOW) / /                             BELOW / /

     NOMINEES:    David  Lindsay  Elsum,  Laurence  S.  Freedman,  Michael   R.
                Horsburgh, David Manor and E. Duff Scott.

     (INSTRUCTION:   TO WITHHOLD AUTHORITY TO  VOTE FOR ANY INDIVIDUAL NOMINEE,
                    WRITE THE NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

     --------------------------------------------------------------------------

3. Ratification of the selection of Price Waterhouse LLP as independent public accountants.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

4. Approval of the proposed amendment to the Fund's charter documents to decrease the liquidation value of the Fund's shares of preferred stock, Series W-7, in order to effect a stock split.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

5. In their discretion on any other business which may properly come before the meeting or any adjournment thereof.

                                             Please sign exactly as your name or
                                             names appear  hereon. When  signing
                                             as attorney, executor,
                                             administrator, trustee or guardian,
                                             please  give  your  full  title  or
                                             status.

                                             -----------------------------------
                                             (Signature of Shareholder)

                                             -----------------------------------
                                             (Signature of Joint Tenant, if any)
                                             Date ________________________, 1996

            PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
                             NO POSTAGE IS REQUIRED

AUCTION MARKET PREFERRED
STOCK, SERIES W-7
PROXY                   THE FIRST COMMONWEALTH FUND, INC.                  PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                ANNUAL MEETING OF SHAREHOLDERS -- MARCH 14, 1996

    The undersigned hereby appoints Sir Roden Cutler, Brian M. Sherman and Laurence S. Freedman, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of the Auction Market Preferred Stock, Series W-7 of The First Commonwealth Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Commonwealth Fund, Inc. to be held at Prudential Securities Incorporated, One Seaport Plaza, New York, New York, on March 14, 1996, at 1:00 p.m., New York City time, and any adjournment thereof.

    Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR items (2), (3) and (4).

2.         The election of two Directors to represent the interests of Preferred Stock for the ensuing year:
           FOR all nominees listed below                               WITHHOLD AUTHORITY
           (EXCEPT AS MARKED TO THE CONTRARY BELOW) / /                TO VOTE FOR ALL NOMINEES LISTED BELOW / /

           NOMINEES:  Roger C. Maddock and Dr. Anton E. Schrafl.

           (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME ON THE SPACE PROVIDED
                         BELOW.)

3.         Ratification of the selection of Price Waterhouse LLP as independent public accountants.
           / /  FOR                     / /  AGAINST                     / /  ABSTAIN
4.         Approval of the proposed amendment to the Fund's charter documents to decrease the liquidation value of the Fund's shares of preferred stock, Series W-7, in order to effect a stock split.
           / /  FOR                     / /  AGAINST                     / /  ABSTAIN
5.         In their discretion on any other business which may properly come before the meeting or any adjournment thereof.

                                             Please sign exactly as your name or
                                             names appear hereon. When signing
                                             as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give your full title or
                                             status.
                                             -----------------------------------
                                             (Signature of Shareholder)

                                             -----------------------------------
                                             (Signature of Joint Tenant, if any)
                                             Date _______________________ , 1996

            PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
                             NO POSTAGE IS REQUIRED